As filed with the Securities and Exchange Commission on August 31, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – June 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report

JUNE 30, 2018

(Unaudited)

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	20

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

Dear Fellow Shareholder,

The Polaris Global Value Fund (the “Fund”) returned -1.19% for the six months ended June 30, 2018, lagging the MSCI World Index (the Fund’s “benchmark”), which gained +0.43%. Underperformance was primarily driven by the Fund’s significant underweight in the U.S. At the end of the six-month period, the Fund’s U.S. allocation was 36% while the U.S. represented 61% of the MSCI World Index. Year-to-date, the S&P 500 advanced +2.65% while the MSCI EAFE Index declined -2.37%, illustrating why the underweight position held back performance. Additionally, the Fund’s U.S. holdings advanced less than the MSCI USA Index, held back by declines in certain individual stocks. The Fund’s non- U.S. holdings declined -1.35%, better than the MSCI EAFE Index at -2.37%. Seven of eleven sectors performed better than benchmark averages. Health care, information technology and utilities contributed most, while consumer discretionary, consumer staples and industrials detracted from results and underperformed sector benchmark averages.

Nevertheless, our benchmark agnostic approach has proven successful over the long term. The Polaris Global Value Fund received two 2018 Thomson Reuters Lipper Fund Awards. The Fund posted the strongest trend of returns in the global multi-cap value fund category for the 5- and 10-year periods through November 30, 2017. In the Lipper Universe, a total of 58 funds over a five-year period, and 37 funds over a 10-year period, were eligible for this category distinction. The Fund has been recognized with Lipper Awards many times in the past, including 2014, 2015, 2016 and 2017.

	2018				Annualized As of June 30, 2018
	YTD	Q II	Q I	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD
Polaris Global Value Fund	-1.19%	1.33%	-2.49%	8.13%	8.41%	10.91%	8.40%	9.43%	7.95%	9.65%
MSCI World Index	0.43%	1.73%	-1.28%	11.09%	8.48%	9.94%	6.26%	8.14%	5.22%	6.62%

*	Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 1.24%. The Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/ or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) has been reduced to 0.99% through April 30, 2019. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. Short-term performance is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.

SIX MONTH PERFORMANCE ANALYSIS:

The health care sector was the largest contributor to Fund performance, and Israeli-based Teva Pharmaceutical contributed the most of any stock in the portfolio, up +28%. Teva rebounded from prior lows as it continued its restructuring and reduced debt. Other health care sector contributors included UnitedHealth Group and Quest Diagnostics, which gained +12% and +13% respectively in the period.

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

The information technology (IT) sector was the second largest contributor to results. IT consulting company, Infosys (up +22% for the six month period), continued its turnaround by posting stable quarterly earnings under new CEO Salil Parekh. Infosys’ employee utilization increased to an all-time high of 84.9%, and attrition rates decreased. Web.com Group, Inc.’s stock price advanced after it agreed to be acquired by an affiliate of Siris Capital Group in an all-cash transaction valued at approximately $2 billion. Microsoft Corp. posted greater revenues and operating income, as commercial cloud offerings fueled growth. The company’s various cloud-based platforms, including Azure, LinkedIn, Microsoft 365 and Dynamics 365, drove results.

Gains were also exacted in the utilities sector, with Kansai Electric Power Co, NextEra Energy and ALLETE all in positive territory. U.S.-based electric utility company NextEra Energy made huge strides in expanding its solar energy capacity and entered into a four-year supply agreement with Chinese-based solar panel manufacturer, JinkoSolar. The company sought federal permission to operate two nuclear reactors in Florida for an additional 20 years. Japanese utility Kansai Electric Power was up +20% on a slew of positive news. The company restarted its Ohi Unit No. 3 nuclear reactor and won a court battle to continue operation of two of its nuclear reactors. Lastly, Kansai shuttered its crude oil fired Aioi Unit No. 2, effectively lowering fuel costs that will translate to reduced prices and market share gains.

Financials were generally muted, although Popular Inc. and Bancolombia were among the top 10 individual stock contributors, each up more than +20%. Popular capitalized on Puerto Rico’s continued efforts to navigate through the hurricane aftermath, with Federal aid and insurance proceeds helping the Commonwealth. Bancolombia SA had strong fiscal year-end results, pointing to loan growth and increased non-interest income. Siam Commercial (-20%) and Franklin Resource (-18%) held back financial sector gains. Franklin Resources declined after declaring a special dividend that fell short of investors’ expectations, who wanted more of Franklin’s offshore cash to be repatriated after U.S. tax reform.

Materials sector performance was similarly disparate. The double-digit gains from Methanex Corp, up +17%, and BHP Billiton, up +15%, were mitigated by double-digit declines at BASF SE and Imerys SA, down -11% and-12%, respectively. Methanex Corporation posted record quarterly results on strong underlying demand and higher methanol prices. Growing demand from olefin makers, greater use of methanol for clean fuel, and curtailed production of high polluting coal to methanol in China tightened the global methanol supply/demand balance. Higher oil prices will likely attract better valuations for the U.S. onshore oil assets BHP Billiton is selling. In contrast, French minerals company, Imerys SA, declined on unfavorable foreign exchange rates and a recent U.S. verdict of $117 million against Imerys talcum powder unit that it previously purchased. German chemicals giant BASF outlined full-year 2017 results that surpassed 2016 in terms of sales, earnings and volumes across all segments. While BASF reported strong volume and price gains, these were offset by higher raw material costs and foreign exchange rate declines that masked underlying growth.

The consumer discretionary sector detracted most for the six months ending June 30, 2018. L Brands, the parent company of Victoria’s Secret (VS) and Bath and Body Works, declined -37%. The company noted positive year-on-year comparable sales growth. Yet gross margins at their brick-and-mortar VS stores were lower than expected due to product mix and continued price discounting to move inventory. Korean auto components manufacturer, Hyundai Mobis, declined -23% after it terminated the restructuring of Hyundai Glovis, Kia and Hyundai Motors. The objective was to simplify the companies’ cross-holding structure, yet activist shareholders demanded changes to the valuation and various deal provisions. Hyundai Mobis noted an improved proposal is forthcoming. Declines in U.K. homebuilders, Bellway (-17%) and Taylor Wimpey

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

(-9%), did not reflect stable operating results. Sector losses were somewhat mitigated by a +20% gain in UK-based fashion retailer, Next PLC, after the company reported robust online sales that surpassed analyst expectations.

Consumer staples holdings also negatively impacted performance. Irish convenience food producer, Greencore Group, was down -20% for the six-month period. The company experienced a large first quarter stock decline when the firm reported results in North America that did not meet the CEO’s prior optimistic outlook. The stock rebounded in the second quarter, when updated U.S. sales were more in line with prior expectations. Tyson Foods reported strong results, but referenced higher costs in labor and logistics. Another U.S. food company, JM Smucker, also faced headwinds. A sluggish consumer product industry and increasing competition from private label coffees, led to lower pricing power and higher promotional spending to defend market share. On a positive note, Smucker diversified into pet nutrition/pet food industry with the purchase of Ainsworth Pet Nutrition (a Rachael Ray brand) for $1.9 billion.

The following table shows the Fund’s asset allocation at June 30, 2018.

	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Real Estate	Cash
N. America	64.2%	38.8%	1.3%	2.7%	2.9%	2.5%	3.9%	2.6%	5.8%	9.8%	6.5%	1.0%	0.0%	0.0%
Japan	8.6%	3.7%	0.0%	1.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.9%	1.4%	0.0%	0.0%
Other Asia	4.3%	10.3%	0.7%	0.0%	1.6%	0.0%	1.7%	0.0%	0.0%	3.5%	2.0%	0.9%	0.0%	0.0%
Europe &	20.8%	33.2%	0.0%	0.0%	6.9%	5.2%	9.4%	1.4%	3.2%	5.0%	0.0%	2.1%	0.0%	0.0%
Middle East Scandinavia	2.2%	8.1%	0.0%	0.0%	1.5%	2.1%	0.8%	0.0%	0.0%	3.8%	0.0%	0.0%	0.0%	0.0%
Africa & S.	0.0%	4.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.9%	1.4%	0.0%	0.0%	0.0%
America Cash	0.0%	1.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.5%
Portfolio Totals		100.0%	2.0%	4.1%	12.8%	9.8%	15.7%	4.0%	9.0%	24.9%	10.8%	5.3%	0.0%	1.5%
MSCI World Weight			6.8%	3.0%	4.9%	11.2%	12.7%	8.3%	12.2%	16.8%	18.5%	2.6%	3.0%	0.0%

Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Most fundamental indicators that we track point to synchronized global growth. The majority of companies, regardless of geography or industry, with which we met, have expressed optimism about the global economy. The same theme repeats: companies are noting good business demand, inventory restocking and new purchasing trends. Raw material/commodity prices are rising, and supply-demand metrics are proving favorable in numerous sectors.

Yet the recent declines (-20% to -25%) among many systemically important financial institutions (SIFIs) have given us pause. While no large U.S.-based SIFI banks have entered bear market territory, many Chinese and some European banks were impacted. In an efficient market, such substantial declines may indicate problems in the financial system. We will continue to monitor this situation carefully. Of equal concern is the escalating trade war, which appears to sway global markets on a near daily basis. However, we must keep this “headline news” rhetoric in perspective. High-level negotiations

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

will likely continue, as economic leaders push their respective agendas. And we expect all parties will carefully evaluate the costs of a global trade war.

There is little doubt that the current economic boom will be intermittently tested by the threat of trade wars or challenges in emerging markets. We will capitalize on periods of market volatility to add new investments to the portfolio. Expect to see new purchases from Asia (China, Japan, Korea, Taiwan) and the U.S., as that is where our research team is finding fundamentally sound, attractively-priced companies. Such efforts will continue as we aim to enhance the valuation, risk profile, and ultimately performance, of the Fund.

Sincerely,

Bernard R. Horn, Jr., Portfolio Manager

As of June 30, 2018, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Market Value
Teva Pharmaceutical Industries, Ltd., ADR	2.09%
Next PLC	1.73%
International Bancshares Corp	1.64%
Babcock International Group PLC	1.63%
BHP Billiton PLC, ADR	1.62%

Issuer	Percentage of Total Market Value
Ameris Bancorp	1.59%
NextEra Energy, Inc.	1.56%
Allergan PLC	1.56%
Linde AG	1.54%
Cineworld Group PLC	1.52%

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

The Fund’s annual performance as compared to the benchmark has been as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value	MSCI World Index
2017	20.61%	22.40%
2016	11.67%	7.51%
2015	1.55%	-0.87%
2014	3.68%	4.94%
2013	36.94%	26.68%
2012	21.00%	15.83%
2011	-8.16%	-5.54%
2010	20.64%	11.76%
2009	35.46%	29.99%
2008	-46.19%	-40.71%
2007	-3.97%	9.04%
2006	24.57%	20.07%
2005	10.52%	9.49%
2004	23.63%	14.72%

	Polaris Global Value	MSCI World Index
2003	47.06%	33.11%
2002	3.82%	-19.89%
2001	2.21%	-16.82%
2000	-5.82%	-13.18%
1999	16.50%	24.94%
1998	-8.85%	24.34%
1997	34.55%	15.76%
1996	23.34%	13.48%
1995	31.82%	20.72%
1994	-2.78%	5.08%
1993	25.70%	22.50%
1992	9.78%	-5.23%
1991	17.18%	18.28%
1990	-11.74%	-17.02%

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involve risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance is no guarantee of future results. The Thomson Reuters Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk- adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. Lipper scores for Consistent Return reflect funds' historical risk-adjusted returns relative to funds in the same Lipper classification and include each fund's expenses and reinvested distributions, but exclude sales charges. Consistent Return values are calculated with all eligible share classes for each eligible classification. Thomson Reuters

POLARIS GLOBAL VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. Additional information is available at www.lipperweb.com.

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI EAFE Index is an equity index which captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The S&P 500 Index is an index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. One cannot invest directly in an index. The views in this letter were those of the Fund manager as of June 30, 2018 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

POLARIS GLOBAL VALUE FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended June 30, 2018	One Year	Five Year	Ten Year
Polaris Global Value Fund	8.13%	10.91%	8.40%
MSCI World Index	11.09%	9.94%	6.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.24%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99%, through April 30, 2019 (the “Expense Cap”). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For the most recent month-end performance, please call (888) 263-5594 or visit www.polarisfunds.com.

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares	Security Description	Value
Common Stock - 98.5%
Australia - 2.3%
173,200	BHP Billiton PLC, ADR	$7,785,340
262,140	WorleyParsons, Ltd.	3,391,063
		11,176,403
Austria - 1.3%
119,600	ANDRITZ AG	6,349,347
Belgium - 1.3%
49,670	Solvay SA, Class A	6,273,200
Canada - 2.8%
118,269	Magna International, Inc.	6,878,521
100,137	Methanex Corp.	7,080,771
		13,959,292
Colombia - 1.5%
602,000	Bancolombia SA	7,168,011
Finland - 1.1%
108,876	Kone Oyj, Class B	5,551,168
France - 5.6%
47,900	Cie Generale des Etablissements Michelin	5,834,294
76,541	Imerys SA	6,189,882
66,707	IPSOS	2,280,925
100,300	Publicis Groupe SA	6,903,662
65,100	Vinci SA	6,261,319
		27,470,082
Germany - 9.1%
66,900	BASF SE	6,399,286
350,642	Deutsche Telekom AG	5,433,796
189,490	freenet AG	5,020,989
51,300	Hannover Rueck SE	6,398,189
92,486	LANXESS AG	7,214,744
31,200	Linde AG	7,447,388
30,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	6,406,335
		44,320,727
India - 1.4%
355,620	Infosys, Ltd., ADR	6,909,697
Ireland - 1.4%
2,793,241	Greencore Group PLC	6,852,982
Israel - 2.1%
414,400	Teva Pharmaceutical Industries, Ltd., ADR	10,078,208

Shares	Security Description	Value
Italy - 0.1%
1,045,169	TREVI - Finanziaria Industriale SpA (a)	$365,554
Japan - 3.7%
246,200	KDDI Corp.	6,740,118
305,000	Nexon Co., Ltd. (a)	4,432,507
491,400	The Kansai Electric Power Co., Inc.	7,172,492
		18,345,117
Norway - 4.3%
366,696	DNB ASA	7,172,417
609,437	SpareBank 1 SR-Bank ASA	6,465,262
176,800	Yara International ASA	7,337,406
		20,975,085
Puerto Rico - 1.4%
156,500	Popular, Inc.	7,075,365
Singapore - 1.4%
341,835	United Overseas Bank, Ltd.	6,713,765
South Korea - 5.5%
22,000	Hyundai Mobis Co., Ltd.	4,184,836
144,100	Kia Motors Corp.	3,988,771
336,300	LG Uplus Corp.	4,224,495
140,850	Samsung Electronics Co., Ltd.	5,895,606
124,200	Shinhan Financial Group Co., Ltd.	4,825,357
49,300	SK Hynix, Inc.	3,790,946
		26,910,011
Sweden - 2.7%
257,700	Duni AB, Class A	3,688,519
138,703	Loomis AB, Class B	4,822,298
429,200	Svenska Handelsbanken AB, Class A	4,770,832
		13,281,649
Switzerland - 2.3%
44,244	Chubb, Ltd.	5,619,873
75,200	Novartis AG	5,716,506
		11,336,379
Thailand - 1.1%
1,539,500	Siam Commercial Bank PCL, Series F	5,506,512

United Kingdom - 10.1%
727,000	Babcock International Group PLC	7,846,452
991,191	BBA Aviation PLC	4,465,938
145,102	Bellway PLC	5,752,613
2,093,300	Cineworld Group PLC	7,337,555
363,777	Inchcape PLC	3,747,140
104,428	Next PLC	8,338,044
639,168	Standard Chartered PLC	5,842,374
2,500,258	Taylor Wimpey PLC	5,903,193
		49,233,309

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares	Security Description	Value
United States - 36.0%
44,989	Allergan PLC	$7,500,566
70,900	ALLETE, Inc.	5,488,369
143,150	Ameris Bancorp	7,637,053
29,200	Anthem, Inc.	6,950,476
110,500	Avnet, Inc.	4,739,345
161,800	Brookline Bancorp, Inc.	3,009,480
72,600	Capital One Financial Corp.	6,671,940
62,351	Carter's, Inc.	6,758,225
169,774	Colony Bankcorp, Inc.	2,869,181
108,000	Dime Community Bancshares, Inc.	2,106,000
151,100	Franklin Resources, Inc.	4,842,755
32,167	General Dynamics Corp.	5,996,250
80,500	Hewlett Packard Enterprise Co.	1,176,105
184,163	International Bancshares Corp.	7,882,176
59,200	JPMorgan Chase & Co.	6,168,640
144,400	L Brands, Inc.	5,325,472
93,182	Marathon Petroleum Corp.	6,537,649
70,200	Microsoft Corp.	6,922,422
45,144	NextEra Energy, Inc.	7,540,402
43,865	Praxair, Inc.	6,937,250
61,733	Quest Diagnostics, Inc.	6,786,926
52,300	The J.M. Smucker Co.	5,621,204
324,600	The Western Union Co.	6,599,118
104,600	Tyson Foods, Inc., Class A	7,201,710
28,068	UnitedHealth Group, Inc.	6,886,203
92,651	Verizon Communications, Inc.	4,661,272
282,300	Web.com Group, Inc. (a)	7,297,455
103,938	Webster Financial Corp.	6,620,851
111,211	WESCO International, Inc. (a)	6,350,148
203,425	Xerox Corp.	4,882,200
		175,966,843
Total Common Stock (Cost $444,924,822)		481,818,706

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$34,011	Middlesex Federal Savings Bank	1.34%	12/18/18	34,011
33,527	Salem Five Financial	1.75	11/24/18	33,527
Total Certificates of Deposit (Cost $67,538)				67,538
Total Short-Term Investments (Cost $67,538)				67,538
Investments, at value - 98.5% (Cost $444,992,360)				$481,886,244
Other Assets & Liabilities, Net - 1.5%				7,318,481
Net Assets - 100.0%				$489,204,725

ADR	American Depositary Receipt

PCL	Public Company Limited

PLC	Public Limited Company

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$11,176,403	$–	$–	$11,176,403
Austria	6,349,347	–	–	6,349,347
Belgium	6,273,200	–	–	6,273,200
Canada	13,959,292	–	–	13,959,292
Colombia	7,168,011	–	–	7,168,011
Finland	5,551,168	–	–	5,551,168
France	27,470,082	–	–	27,470,082
Germany	44,320,727	–	–	44,320,727
India	6,909,697	–	–	6,909,697
Ireland	6,852,982	–	–	6,852,982
Israel	10,078,208	–	–	10,078,208
Italy	365,554	–	–	365,554
Japan	18,345,117	–	–	18,345,117
Norway	20,975,085	–	–	20,975,085
Puerto Rico	7,075,365	–	–	7,075,365
Singapore	6,713,765	–	–	6,713,765
South Korea	26,910,011	–	–	26,910,011
Sweden	13,281,649	–	–	13,281,649
Switzerland	11,336,379	–	–	11,336,379
Thailand	5,506,512	–	–	5,506,512
United Kingdom	49,233,309	–	–	49,233,309
United States	175,966,843	–	–	175,966,843
Certificates of Deposit	–	67,538	–	67,538
Investments at Value	$481,818,706	$67,538	$–	$481,886,244

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2018.

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	16.0%
Consumer Staples	4.1%
Energy	2.0%
Financials	25.3%
Health Care	9.1%
Industrials	10.0%
Information Technology	10.9%
Materials	13.0%
Telecommunication Services	5.4%
Utilities	4.2%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018

ASSETS
Investments, at value (Cost $444,992,360)	$481,886,244
Cash	6,155,571
Foreign currency (Cost $24,537)	24,537
Receivables:
Fund shares sold	271,014
Dividends and interest	1,351,265
Prepaid expenses	31,363
Total Assets	489,719,994

LIABILITIES
Payables:
Fund shares redeemed	75,063
Accrued Liabilities:
Investment adviser fees	316,473
Trustees’ fees and expenses	1,212
Fund services fees	39,182
Other expenses	83,339
Total Liabilities	515,269

NET ASSETS	$489,204,725

COMPONENTS OF NET ASSETS
Paid-in capital	$430,779,170
Undistributed net investment income	10,699,131
Accumulated net realized gain	10,827,214
Net unrealized appreciation	36,899,210
NET ASSETS	$489,204,725

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	17,864,610

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$27.38

*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $897,550)	$8,998,522
Interest income	16,117
Total Investment Income	9,014,639

EXPENSES
Investment adviser fees	2,610,715
Fund services fees	297,307
Custodian fees	66,764
Registration fees	14,267
Professional fees	43,419
Trustees' fees and expenses	13,520
Other expenses	155,085
Total Expenses	3,201,077
Fees waived	(616,216)
Net Expenses	2,584,861

NET INVESTMENT INCOME	6,429,778

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	13,097,164
Foreign currency transactions	(51,523)
Net realized gain	13,045,641
Net change in unrealized appreciation (depreciation) on:
Investments	(25,316,299)
Deferred foreign capital gains taxes	7,980
Foreign currency translations	(15,477)
Net change in unrealized appreciation (depreciation)	(25,323,796)
NET REALIZED AND UNREALIZED LOSS	(12,278,155)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,848,377)

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
OPERATIONS
Net investment income	$6,429,778	$6,671,585
Net realized gain	13,045,641	68,200,798
Net change in unrealized appreciation (depreciation)	(25,323,796)	10,600,421
Increase (Decrease) in Net Assets Resulting from Operations	(5,848,377)	85,472,804

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(8,058,778)
Total Distributions to Shareholders	–	(8,058,778)

CAPITAL SHARE TRANSACTIONS
Sale of shares	25,139,894	130,496,505
Reinvestment of distributions	-	7,546,478
Redemption of shares	(74,858,407)	(53,065,767)
Redemption fees	22,076	21,904
Increase (Decrease) in Net Assets from Capital Share Transactions	(49,696,437)	84,999,120
Increase (Decrease) in Net Assets	(55,544,814)	162,413,146

NET ASSETS
Beginning of Period	544,749,539	382,336,393
End of Period (Includes (a) below)	$489,204,725	$544,749,539

SHARE TRANSACTIONS
Sale of shares	907,339	5,068,608
Reinvestment of distributions	-	272,338
Redemption of shares	(2,700,353)	(2,081,279)
Increase (Decrease) in Shares	(1,793,014)	3,259,667

(a) Undistributed net investment income	$10,699,131	$4,269,353

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

	For the Six Months Ended June 30, 2018

			For the Years Ended December 31,

			2017	2016	2015		2014	2013
NET ASSET VALUE, Beginning of Period	$27.71		$23.32	$21.16	$21.10		$20.64	$15.23
INVESTMENT OPERATIONS
Net investment income (a)	0.34		0.37	0.32	0.33		0.35	0.30
Net realized and unrealized gain (loss)	(0.67)		4.43	2.15	0.00	(b)(c)	0.41	5.33
Total from Investment Operations	(0.33)		4.80	2.47	0.33		0.76	5.63

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.41)	(0.31)	(0.27)		(0.30)	(0.22)
Total Distributions to Shareholders	–		(0.41)	(0.31)	(0.27)		(0.30)	(0.22)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$27.38		$27.71	$23.32	$21.16		$21.10	$20.64
TOTAL RETURN	(1.19	)%(d)	20.61%	11.67%	1.55%		3.68%	36.94%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$489,205		$544,750	$382,336	$358,793		$276,236	$224,445
Ratios to Average Net Assets:
Net investment income	2.46	%(e)	1.45%	1.48%	1.52%		1.66%	1.70%
Net expenses	0.99	%(e)	0.99%	0.99%	0.99%		0.99%	1.04%
Gross expenses (f)	1.23	%(e)	1.24%	1.27%	1.27%		1.28%	1.32%
PORTFOLIO TURNOVER RATE	7	%(d)	48%	33%	5%		3%	14%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2018, the Fund had $5,905,571 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the period ended June 30, 2018, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

POLARIS GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2019. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2018, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$591,017	$25,199	$616,216

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2018, were $34,174,377 and $70,596,740, respectively.

Note 7. Federal Income Tax

As of June 30, 2018, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,378,602
Gross Unrealized Depreciation	(24,484,718)
Net Unrealized Appreciation	$36,893,884

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$5,350,972
Capital and Other Losses	(2,166,588)
Unrealized Appreciation	61,089,548
Total	$64,273,932

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment company transactions and wash sales.

As of December 31, 2017, the Fund had $2,166,588 of short-term capital loss carryforwards to offset future capital gains expiring on December 2018.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2018

Investment Advisory Agreement Approval

At the March 27, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the firm has the operational capability and necessary staffing and experience to continue providing high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the MSCI World Index, the Fund’s primary benchmark index, for the one-year period ended December 31, 2017, and outperformed the primary benchmark index for the three-, five-, and 10-year periods ended December 31, 2017, as well as the period since the Fund’s inception on July 31, 1989. The Board also observed the Fund’s performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2018

of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund underperformed the median of its Broadridge peers for the one-year period ended December 31, 2017 and outperformed the median of the Broadridge peers for the three- and five-year periods ended December 31, 2017 (and was the best performing fund in the peer group during those periods). Based on the Adviser’s investment style and the foregoing performance information, among other considerations, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and the Fund’s total expenses were each lower than the median of the Fund’s Broadridge peer group. The Board further noted that the Adviser was currently waiving a portion of its advisory fee in an effort to keep the Fund’s expenses at competitive levels. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Costs of Services and Profitability

The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability of its Fund activities. The Board noted the Adviser’s representation that the Adviser does not maintain separately identifiable profit and loss data specific to the Fund, but that the Adviser believed that it had incurred additional expenses for regulatory and compliance obligations for its Fund activities compared to the expenses attributable to the Adviser’s other management activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s assertion that, although the Fund’s shareholders potentially could benefit from economies of scale as assets grow through the imposition of breakpoints in the advisory fee, the current fee and expense cap structure adopted by the Fund, coupled with the effects of those measures on the profitability of the Adviser from managing the Fund, made the Fund an inappropriate candidate for the imposition of breakpoints. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board considered the Adviser’s representation that, aside from its contractual advisory fees, which the Adviser currently is waiving in part, it does not directly benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2018

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of

POLARIS GLOBAL VALUE FUND

ADDITIONAL INFORMATION

JUNE 30, 2018

return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees were included, your costs would have been higher.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$988.09	$4.88	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

INVESTMENT ADVISER
Polaris Capital Management, LLC
121 High Street
Boston, MA 02110-2475

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0618

Semi-Annual
Report

JUNE 30, 2018
(Unaudited)

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

Dear Shareholder,

The equity markets continued to deliver very strong returns in the first half of 2018. Unlike 2017, smaller capitalization stocks led the markets upward; as defined by the Russell 2000 Index, they returned 7.66%, while the Russell 1000 Index returned 2.85% for the first six months of 2018. Growth far surpassed value for the first six months of 2018, across all market capitalization ranges. The Russell 1000 Growth Index, which is an index of the 1000 largest market capitalization stocks with the highest growth rate in the United States increased 7.25%, versus the Russell 1000 Value Index which returned -1.69%. The difference in the smaller stocks was even more striking, with the Russell 2000 Growth Index returning 9.70%, while the Russell 2000 Value Index returned 5.44%. The Lisanti Small Cap Growth Fund (“Fund”) outperformed its benchmark, the Russell 2000 Growth index, (“Index”), returning 13.61% net versus 9.70% for the Index for this same time-frame.

The first part of 2018 was marked by heightened volatility as investors worried that higher interest rates could slow down the strong momentum of positive earnings reports and lower corporate tax rates in the United States. Technology, which had led the rise in the major indexes, saw some softness as Facebook came under scrutiny for privacy violations and Amazon saw some weakness. There were also additional concerns about inflation as companies, especially in the industrial sector, indicated in their earnings calls that higher labor and material costs, especially steel, could hurt margins. The possibility of a trade war between United States and China only added to the volatility.

The offset to this was earnings. As we saw fourth quarter 2017 earnings and first quarter 2018 earnings season completed, we continued to see relatively strong earnings momentum as management commentaries and earnings guidance for 2018 were relatively positive. Most interestingly, as we moved into the spring, and attended management meetings and industry conferences, we found the majority of smaller growth company managements positive on their outlook, not just for the short term but for the next several years. These research meetings supported our view that the changes in tax law regulations will have long-lasting, multi-year positive impacts on the companies in our investment purview.

The best performing sector for our strategy in the first half of 2018 was Information Technology. In the Technology sector we have focused on software companies. We believe there are several changes occurring in the software industry that are secular and significantly advantage smaller, fast growing, newer companies. Our research has indicated that the architecture of the “third generation software” (cloud and hybrid cloud) is radically different from that of client-server. Thus, we believe the transition from client-server to cloud will take place more quickly than did the shift from mainframe to client server. The newer software companies, who embed the new architecture, will be in a position to gain significant market share relative to the older, more client-server centric software companies. Additionally, the advent of Financial Accounting Standards Board’s (FASB) 606 accounting rule change has accelerated the cash flow and profitability of some higher growth software companies. As you may know, these companies typically have a business model that requires a lot of upfront investment, but once they pass the breakeven point their profitability can be quite high—not unlike medical device or biotechnology companies. Thus, accelerating cash flow and profitability could have

1

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

a significant positive impact on price/earnings multiples for these companies. We believe we may be early in this transition. Lastly, for many companies, an increasing focus on capital expenditures translates into spending on technology software, to drive sales, improve marketing, streamline processes, etc. We believe we are in the early stages of what could be a significant increase in technology spending over several years.

Technology was followed closely by Health Care and Consumer Discretionary in terms of contribution to returns. In the Health Care space, we focused on unique companies with strong platforms in the biotechnology area, and many of the leading edge medical device companies. We find a tremendous amount of innovation is occurring in medical devices, and has been over the past several years, leading to much better outcomes for patients and lower costs for providers. This wave of innovation has been led by the smaller, newer companies, who are aggressively capturing market share and opening up new markets with their innovative solutions to health problems. The consumerization of healthcare, as healthcare truly enters the digital age, is a very long lasting and positive trend that is changing the way healthcare is monitored and delivered; again, this space is dominated by smaller, innovative companies.

While the Consumer Discretionary sector continued to be roiled with cross currents, we have often found that our process works very well in environments where there are a lot of cross currents, as our thematic overlay helps us hone in on what is differentiated and critical in the space. We invested in a combination of “secular growth” stories—companies that are on the leading edge of change, and have been therefore able to navigate the different consumer preferences and be truly multi-channel, with unique products and services—and what we call “turnarounds”—companies with short term issues, that appeared based on our research to be mispriced relative to their growth prospects.

Our top detractors from a sector perspective were Energy and Industrials. Energy continues to be hurt by increasing production levels and concerns over the discipline that OPEC will have around production. Industrials have been plagued by concerns around higher interest rates, higher material and labor costs and the possible negative impact of increased tariffs on raw materials (such as steel) and the possible escalation of trade disputes.

We continue to be constructive on small cap growth stocks. While the economic outlook remains positive, we do acknowledge there are risks to that outlook and more than the normal uncertainties, given the trade rhetoric and the coming midterm elections. However, we remain very positive on the outlook for smaller capitalization growth stocks, as we believe a lot of the issues around global trade may not impact them as strongly (should the worst outcome be realized), as it will for larger capitalization, or more global stocks. Additionally, we believe that the new tax law and earnings potential are very positive for small cap growth stocks. While we expect to see challenges throughout the year, we believe that 2018 will turn out to be another “stockpicker’s market.” We continue to work hard on your behalf and thank you for investing in the Fund.

2

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

Sincerely,

Mary Lisanti, CFA

President & Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

Effective February 1, 2018 the Fund changed its name. Formerly the Dinosaur Lisanti Small Cap Growth Fund, it is now the Lisanti Small Cap Growth Fund. This change supersedes the Fund name change that was effective September 8, 2017 when the Fund changed its name to the Dinosaur Lisanti Small Cap Growth Fund (formerly the Lebenthal Lisanti Small Cap Growth Fund). Also, as of September 8, 2017 and still effective, the Adviser changed its name to Lisanti Capital Growth, LLC (formerly Lebenthal Lisanti Capital Gorwth, LLC).

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund’s investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

The views in this report were those of the Fund manager as of June 30, 2018, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Fund manager believes she has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

3

LISANTI SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Lisanti Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, Russell 2000 Growth Index (“Russell 2000 Growth”), over the past ten fiscal years. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Lisanti Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns Periods Ended June 30, 2018	One Year	Five Year	Ten Year
Lisanti Small Cap Growth Fund	28.69%	14.44%	10.23%
Russell 2000 Growth Index	21.86%	13.65%	11.24%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.10%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35%, through April 30, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, or (ii) the Expense Cap in place at the time the fees/expenses were waived/ reimbursed. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares	Security Description	Value
Common Stock - 97.9%
Consumer Discretionary - 21.5%
5,430	Abercrombie & Fitch Co.	$132,926
9,525	At Home Group, Inc. (a)	372,904
8,555	BJ's Restaurants, Inc.	513,300
20,570	Boot Barn Holdings, Inc. (a)	426,827
4,015	Boyd Gaming Corp.	139,160
11,205	Chegg, Inc. (a)	311,387
2,710	Dave & Buster's Entertainment, Inc. (a)	128,996
14,030	DSW, Inc., Class A	362,255
2,010	Five Below, Inc. (a)	196,397
22,595	Freshpet, Inc. (a)	620,233
3,825	G-III Apparel Group, Ltd. (a)	169,830
3,785	Grand Canyon Education, Inc. (a)	422,444
7,585	Malibu Boats, Inc., Class A (a)	318,115
7,760	Ollie's Bargain Outlet Holdings, Inc. (a)	562,600
9,275	Planet Fitness, Inc., Class A (a)	407,544
6,230	Texas Roadhouse, Inc.	408,127
4,700	TopBuild Corp. (a)	368,198
8,560	Wingstop, Inc.	446,147
		6,307,390
Consumer Staples - 2.6%
3,644	Strayer Education, Inc.	411,808
12,565	The Chefs' Warehouse, Inc. (a)	358,103
		769,911
Energy - 3.4%
24,165	Callon Petroleum Co. (a)	259,532
14,735	Carrizo Oil & Gas, Inc. (a)	410,370
7,830	Matador Resources Co. (a)	235,292
5,690	ProPetro Holding Corp. (a)	89,219
		994,413
Financial Services - 7.3%
7,385	Ameris Bancorp	393,990
7,890	BofI Holding, Inc. (a)	322,780
7,585	Green Dot Corp., Class A (a)	556,663
7,455	Kinsale Capital Group, Inc.	408,981
14,985	Veritex Holdings, Inc. (a)	465,584
		2,147,998
Health-Care - 29.6%
4,255	Amedisys, Inc. (a)	363,632
5,065	AMN Healthcare Services, Inc. (a)	296,809
22,300	Array BioPharma, Inc. (a)	374,194
9,550	AxoGen, Inc. (a)	479,887
2,615	DexCom, Inc. (a)	248,373
3,440	Exact Sciences Corp. (a)	205,678
3,285	FibroGen, Inc. (a)	205,641
4,165	Glaukos Corp. (a)	169,266
4,515	Globus Medical, Inc. (a)	227,827

Shares	Security Description	Value
Health-Care - 29.6% (continued)
1,940	Inogen, Inc. (a)	$361,480
6,085	Insulet Corp. (a)	521,484
4,735	iRhythm Technologies, Inc. (a)	384,151
3,515	LHC Group, Inc. (a)	300,849
2,165	Ligand Pharmaceuticals, Inc. (a)	448,523
1,330	Loxo Oncology, Inc. (a)	230,728
3,650	Molina Healthcare, Inc. (a)	357,481
3,010	Penumbra, Inc. (a)	415,831
2,835	Proto Labs, Inc. (a)	337,223
3,240	Quidel Corp. (a)	215,460
4,530	Repligen Corp. (a)	213,091
2,410	Sarepta Therapeutics, Inc. (a)	318,554
4,195	Sientra, Inc. (a)	81,844
9,150	STAAR Surgical Co. (a)	283,650
7,985	Supernus Pharmaceuticals, Inc. (a)	477,902
2,390	Tabula Rasa HealthCare, Inc. (a)	152,554
5,295	Tactile Systems Technology, Inc. (a)	275,340
9,110	Teladoc, Inc. (a)	528,836
6,785	Vocera Communications, Inc. (a)	202,804
		8,679,092
Industrials - 11.9%
5,675	ASGN, Inc. (a)	443,728
11,320	Casella Waste Systems, Inc. (a)	289,905
4,425	Chart Industries, Inc. (a)	272,934
5,810	II-VI, Inc. (a)	252,445
1,995	John Bean Technologies Corp.	177,355
4,765	Korn/Ferry International	295,096
3,485	MasTec, Inc. (a)	176,864
10,830	nLight, Inc. (a)	358,040
1,070	RBC Bearings, Inc. (a)	137,827
1,275	Saia, Inc. (a)	103,084
4,260	SiteOne Landscape Supply, Inc. (a)	357,712
6,080	XPO Logistics, Inc. (a)	609,094
		3,474,084
Technology - 21.6%
4,965	Bottomline Technologies de, Inc. (a)	247,406
9,550	Carbonite, Inc. (a)	333,295
7,675	Coupa Software, Inc. (a)	477,692
12,240	Five9, Inc. (a)	423,137
3,120	GTT Communications, Inc. (a)	140,400
2,265	HubSpot, Inc. (a)	284,031
2,580	Lumentum Holdings, Inc. (a)	149,382
1,235	MKS Instruments, Inc.	118,189
3,195	Monolithic Power Systems, Inc.	427,076
4,490	New Relic, Inc. (a)	451,649
6,880	Novanta, Inc. (a)	428,624
15,200	Pivotal Software, Inc., Class A (a)	368,904
1,650	Proofpoint, Inc. (a)	190,261
7,620	Q2 Holdings, Inc. (a)	434,721
5

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares	Security Description	Value
Technology - 21.6% (continued)
14,385	Quantenna Communications, Inc. (a)	$223,543
4,190	RealPage, Inc. (a)	230,869
4,290	RingCentral, Inc., Class A (a)	301,802
4,255	Upland Software, Inc. (a)	146,244
6,095	Varonis Systems, Inc. (a)	454,078
8,010	Zendesk, Inc. (a)	436,465
2,120	Zscaler, Inc. (a)	75,790
		6,343,558
Total Common Stock (Cost $25,508,479)		28,716,446
Investments, at value - 97.9% (Cost $25,508,479)		$28,716,446
Other Assets & Liabilities, Net - 2.1%		610,360
Net Assets - 100.0%		$29,326,806

(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$28,716,446
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$28,716,446

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	22.0%
Consumer Staples	2.7%
Energy	3.4%
Financial Services	7.5%
Health-Care	30.2%
Industrials	12.1%
Technology	22.1%
100.0%
6

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018

ASSETS
Investments, at value (Cost $25,508,479)	$28,716,446
Cash	550,214
Receivables:
Fund shares sold	75,150
Dividends and interest	4,897
Prepaid expenses	11,511
Total Assets	29,358,218

LIABILITIES
Accrued Liabilities:
Investment adviser fees	8,046
Trustees’ fees and expenses	42
Fund services fees	7,633
Other expenses	15,691
Total Liabilities	31,412

NET ASSETS	$29,326,806

COMPONENTS OF NET ASSETS
Paid-in capital	$24,442,677
Accumulated net investment loss	(93,464)
Accumulated net realized gain	1,769,626
Net unrealized appreciation	3,207,967
NET ASSETS	$29,326,806

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,372,481

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$21.37

*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

7

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2018

INVESTMENT INCOME
Dividend income	$31,937
Interest income	1,237
Total Investment Income	33,174

EXPENSES
Investment adviser fees	86,626
Fund services fees	97,136
Shareholder service fees	22,636
Custodian fees	2,547
Registration fees	10,122
Professional fees	20,848
Trustees' fees and expenses	2,574
Other expenses	17,286
Total Expenses	259,775
Fees waived	(132,076)
Net Expenses	127,699

NET INVESTMENT LOSS	(94,525)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,785,213
Net change in unrealized appreciation (depreciation) on investments	857,945
NET REALIZED AND UNREALIZED GAIN	2,643,158
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,548,633

See Notes to Financial Statements.

8

LISANTI SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
OPERATIONS
Net investment loss	$(94,525)	$(273,847)
Net realized gain	1,785,213	5,303,517
Net change in unrealized appreciation (depreciation)	857,945	(959,187)
Increase in Net Assets Resulting from Operations	2,548,633	4,070,483

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	–	(3,017,453)

CAPITAL SHARE TRANSACTIONS
Sale of shares	14,185,755	914,053
Reinvestment of distributions	–	2,668,473
Redemption of shares	(1,327,142)	(14,738,283)
Redemption fees	161	171
Increase (Decrease) in Net Assets from Capital Share Transactions	12,858,774	(11,155,586)
Increase (Decrease) in Net Assets	15,407,407	(10,102,556)

NET ASSETS
Beginning of Period	13,919,399	24,021,955
End of Period (Including line (a))	$29,326,806	$13,919,399

SHARE TRANSACTIONS
Sale of shares	699,787	45,304
Reinvestment of distributions	–	144,947
Redemption of shares	(67,141)	(732,414)
Increase (Decrease) in Shares	632,646	(542,163)

(a) Undistributed net investment income (Accumulated net investment loss)	$(93,464)	$1,061

See Notes to Financial Statements.

9

LISANTI SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended December 31,
	Months Ended
	June 30, 2018		2017	2016	2015	2014	2013
NET ASSET VALUE, Beginning of Period	$18.81		$18.74	$17.75	$18.73	$19.54	$13.36
INVESTMENT OPERATIONS
Net investment loss (a)	(0.10)		(0.33)	(0.25)	(0.32)	(0.31)	(0.29)
Net realized and unrealized gain	2.66		5.43	1.55	0.28 (b)	0.50	7.43
Total from Investment Operations	2.56		5.10	1.30	(0.04)	0.19	7.14

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		–	–	–	–	(0.13)
Net realized gain	–		(5.03)	(0.31)	(0.94)	(1.00)	(0.83)
Total Distributions to Shareholders	–		(5.03)	(0.31)	(0.94)	(1.00)	(0.96)

REDEMPTION FEES(a)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
NET ASSET VALUE, End of Period	$21.37		$18.81	$18.74	$17.75	$18.73	$19.54
TOTAL RETURN	13.61	%(d)	27.78%	7.32%	(0.18)%	1.14%	54.15%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$29,327		$13,919	$24,022	$32,809	$23,976	$32,391
Ratios to Average Net Assets:
Net investment loss	(1.04	)%(e)	(1.61)%	(1.49)%	(1.65)%	(1.65)%	(1.66)%
Net expenses	1.41	%(e)	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses (f)	2.87	%(e)	3.15%	2.48%	2.26%	2.27%	2.71%
PORTFOLIO TURNOVER RATE	90	%(d)	294%	268%	196%	263%	295%

(a)	Calculated based on average shares outstanding during each period.

(b)	Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.

(c)	Less than $0.01 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

10

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

Note 1. Organization

The Lisanti Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to February 1, 2018 the Fund was named Dinosaur Lisanti Small Cap Growth Fund. Prior to September 8, 2017, the Fund was named Lebenthal Lisanti Small Cap Growth Fund. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

11

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2018, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income recorded on the ex-dividend date. Foreign dividend income recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on

12

LISANTI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2018, the Fund had $300,214 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

13

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

Note 4. Fees and Expenses

Investment Adviser– Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets. Prior to February 1, 2018, the annual rate of the advisory fee was 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35% for the period through April 30, 2019. Prior to February 1, 2018, the

14

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

Adviser had contractually agreed to waive its fee and/or reimburse expenses, to limit total annual fund operating expenses to 1.80%. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may only be raised or eliminated with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the period ended June 30, 2018, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
$70,862	$61,214	$132,076

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of June 30, 2018 $347,754 is subject to recapture by the adviser.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2018, totaled $28,239,416 and $15,857,241, respectively.

Note 7. Federal Income Tax

As of June 30, 2018, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,526,313
Gross Unrealized Depreciation	(318,346)
Net Unrealized Appreciation	$3,207,967

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$2,335,496

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

15

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2018

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

16

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION
JUNE 30, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018, through June 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of

17

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION
JUNE 30, 2018

the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,136.09	$7.47	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05	1.41%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.
18

Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lisantismallcap.com

Investment Adviser
Lisanti Capital Growth, LLC
475 Park Avenue South, 9th Floor
New York, NY 10016

228 - SAR - 0618

Semi-Annual Report
June 30, 2018 (Unaudited)

THE BEEHIVE FUND
Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders	1
Schedule of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Additional Information	11

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2018, and may not reflect its views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2018

Dear Shareholders,

In early 2018, investor beliefs were impacted by a lengthy absence of market volatility; out of sight, out of mind. The S&P 500 had not suffered a decline of 5% or more for 80 consecutive weeks; declines normally occur three to four times per year. By the end of January, general market enthusiasm pushed broad benchmarks to well above average valuations. However, on February 2, 2018, the release of a stronger than expected jobs report by the Bureau of Labor Statistics stoked inflation fears and jolted the market back to reality. Stock markets around the world declined 10% in a matter of days. The S&P 500 Index posted its first negative quarter since 2015 (and only the second in more than five years).

As we have noted previously, it is our strong belief that interest rates have been and will continue to be a dominant force for financial markets. U.S. equities generally moved higher during the second quarter as interest rates were deceptively stable. Despite a fair amount of inflammatory rhetoric, stocks had less volatility than during the winter months. Daily price fluctuations returned to more normal patterns, even though trade dominated headlines. Once relegated to the study of American history, the word tariff has made a comeback. It has suddenly become a popular term for Google searches (see chart below) as investors, business leaders and consumers try to make sense of the tug of war of trade negotiations.

Frequency of the word “tariff” in Google

searches in the United States

Source: Google Trends

Though escalating trade tensions have yet to produce broad market impact, as the year unfolds we feel it is important to understand how a trend toward protectionism might affect investors. So far, the consequences have been isolated and specific. Winners and losers are few in number and easily identified. U.S. producers of steel and aluminum (only a handful of companies) have been beneficiaries of the first round of tariffs. Manufactures of products that require steel, aluminum or lumber (RV’s, airplanes and single-family homes) are seeing a small rise in their input costs. Retaliation from our trading partners has hurt soy bean farmers (China), Harley-Davidson (Europe) and maple syrup producers (Canada). We do not believe these are likely to be the cause of significant stock market risk.

The BeeHive Fund

In the U.S., investors seemed willing to embrace a bit more risk during the second quarter after the market volatility experienced during the first quarter. Small stocks, as measured by the Russell 2000 Index, outperformed large stocks. Once steady consumer staples and financials lost ground, while consumer discretionary and technology built on first quarter gains. Energy, which had been a laggard throughout 2017 and the first quarter of 2018, bounced back to be the top-performing sector during the period.

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2018

As in the first quarter, investors were not rewarded for diversifying portfolios with non-U.S. equities. Developed market stocks, as measured by the MSCI EAFE Index, lagged the S&P 500 Index by more than 9%, although the UK, India and Australia were notable outperformers (perhaps a positive response to the second season of “The Crown”?). Emerging markets were weak in general in response to a rising U.S. dollar, as China, Brazil and Turkey had double-digit declines. The Fund benefitted from lower-than-average allocations to foreign stocks, though, as a group your non-U.S. stocks (Royal Dutch Petroleum, Nestle and Naspers) outperformed the S&P 500.

Impact of Interest Rates

Absent an unexpected shock to the economy, we generally believe rates will be acting orderly and the yield curve flattening at a slow pace over the next 12 to 24 months. We believe supply/demand imbalances, as well as the Federal Reserve’s intentions to continue to increase short rates, will allow shorter maturing bond yields to increase. This should not come as a shock, as it has been well telegraphed by the Federal Reserve. Longer rates are dampened by strong demand, especially from U.S. pension funds and foreign investors. The difference between U.S. 10-year rates and German 10-year rates is over 2.5%, while inflation expectations for the two economies are only 0.80% apart. This should lead to continued strong foreign demand for U.S. Treasuries until Eurozone rates increase.

In the longer term, as the Federal Reserve approaches the neutral rate for the Fed Funds rates, somewhere around 3.0%-3.50%, the yield curve should flatten completely. In an orderly environment, we would expect this to occur over the next two to three years. However, in the real world, the timing of this flattening is subject to global political policies as well as continued domestic growth.

Looking Forward

While it is always tempting to forecast change or to identify an inflection point as it is occurring, it is often more useful to recognize stability. In an environment of low interest rates and easy credit terms, corporations should continue to provide steady demand for stocks. Mergers and acquisitions, leveraged buyouts and stock buybacks show no signs of slowing down. If anything, the new tax law provides a boost to these activities.

The combination of rising earnings and relatively steady stock prices means that valuations are no longer stretched. At quarter end, the S&P 500 Index was valued at about 16.5 times estimated earnings for the next 12 months. The average valuation for the last 20 years is 16.3. By this measuring stick, we feel particularly constructive about the Fund’s portfolio, which is selling for 14.2 times average estimated earnings.

If the trade environment worsens, which is by no means guaranteed, we plan to take appropriate steps as necessary. In the current environment, we have confidence in the Fund’s portfolio, which we believe consists of strong businesses trading at compelling valuations.

Regards,

Spears Abacus

2

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

Shares	Security Description	Value
Common Stock - 94.7%
Consumer Discretionary - 9.0%
8,047	Adient PLC	$395,832
43,060	Aptiv PLC	3,945,588
98,520	Comcast Corp., Class A	3,232,441
21,616	Delphi Technologies PLC	982,663
13,930	Whirlpool Corp.	2,036,984
		10,593,508
Consumer Staples - 3.3%
49,750	Nestle SA, ADR	3,852,142
Energy - 5.7%
59,400	Royal Dutch Shell PLC, ADR, Class B	4,315,410
36,420	Schlumberger, Ltd.	2,441,233
		6,756,643
Financials - 21.9%
105,250	American International Group, Inc.	5,580,355
36,970	Chubb, Ltd.	4,695,929
100,430	CIT Group, Inc.	5,062,676
52,437	Citigroup, Inc.	3,509,084
35,210	JPMorgan Chase & Co.	3,668,882
78,694	MetLife, Inc.	3,431,059
		25,947,985
Health Care - 14.9%
27,942	Allergan PLC	4,658,490
40,340	Celgene Corp. (a)	3,203,803
54,615	Gilead Sciences, Inc.	3,868,927
28,285	Thermo Fisher Scientific, Inc.	5,858,955
		17,590,175
Industrials - 13.0%
58,130	Danaher Corp.	5,736,268
76,820	Delta Air Lines, Inc.	3,805,663
149,100	General Electric Co.	2,029,251
36,355	United Parcel Service, Inc., Class B	3,861,992
		15,433,174
Materials - 4.0%
134,120	Ball Corp.	4,767,966
Software & Services - 18.5%
3,082	Alphabet, Inc., Class A (a)	3,480,164
2,251	Alphabet, Inc., Class C (a)	2,511,328
79,830	Microsoft Corp.	7,872,036
54,360	Naspers, Ltd., ADR, Class N	2,724,523
119,780	Oracle Corp.	5,277,507
		21,865,558
Technology Hardware & Equipment - 4.4%
28,070	Apple, Inc.	5,196,038
Total Common Stock (Cost $71,098,457)		112,003,189
Money Market Fund - 5.3%
6,301,566	Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 1.54% (b)
	(Cost $6,301,566)	6,301,566
Investments, at value - 100.0% (Cost $77,400,023)		$118,304,755
Other Assets & Liabilities, Net - 0.0%		(15,007)
Net Assets - 100.0%		$118,289,748

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of June 30, 2018.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$112,003,189
Level 2 - Other Significant Observable Inputs	6,301,566
Level 3 - Significant Unobservable Inputs	–
Total	$118,304,755

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the six-month period ended June 30, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	9.0%
Consumer Staples	3.3%
Energy	5.7%
Financials	21.9%
Health Care	14.9%
Industrials	13.0%
Materials	4.0%
Software & Services	18.5%
Technology Hardware & Equipment	4.4%
Money Market Fund	5.3%
100.0%

See Notes to Financial Statements.

3

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2018

ASSETS
Investments, at value (Cost $77,400,023)	$118,304,755
Receivables:
Dividends	85,862
Prepaid expenses	7,135
Total Assets	118,397,752

LIABILITIES
Accrued Liabilities:
Investment advisor fees	74,422
Trustees’ fees and expenses	885
Fund services fees	14,646
Other expenses	18,051
Total Liabilities	108,004

NET ASSETS	$118,289,748

COMPONENTS OF NET ASSETS
Paid-in capital	$74,221,066
Undistributed net investment income	528,010
Accumulated net realized gain	2,635,940
Net unrealized appreciation	40,904,732
NET ASSETS	$118,289,748
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,026,551
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.74

See Notes to Financial Statements.

4

THE BEEHIVE FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $43,072)	$1,145,706
Total Investment Income	1,145,706

EXPENSES
Investment advisor fees	467,983
Fund services fees	94,076
Custodian fees	6,645
Registration fees	3,025
Professional fees	24,875
Trustees’ fees and expenses	4,565
Other expenses	14,323
Total Expenses	615,492
Investment advisor expense reimbursements recouped	2,277
Net Expenses	617,769

NET INVESTMENT INCOME	527,937

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,665,444
Net change in unrealized appreciation (depreciation) on investments	(7,989,664)
NET REALIZED AND UNREALIZED LOSS	(4,324,220)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,796,283)

See Notes to Financial Statements.

5

THE BEEHIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
OPERATIONS
Net investment income	$527,937	$816,268
Net realized gain	3,665,444	3,264,000
Net change in unrealized appreciation (depreciation)	(7,989,664)	9,034,681
Increase (Decrease) in Net Assets Resulting from Operations	(3,796,283)	13,114,949

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(794,709)
Net realized gain	–	(4,283,122)
Total Distributions to Shareholders	–	(5,077,831)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,420,637	9,939,469
Reinvestment of distributions	–	4,933,482
Redemption of shares	(11,210,141)	(9,883,267)
Increase (Decrease) in Net Assets from Capital Share Transactions	(8,789,504)	4,989,684
Increase (Decrease) in Net Assets	(12,585,787)	13,026,802

NET ASSETS
Beginning of Period	130,875,535	117,848,733
End of Period (Including line (a))	$118,289,748	$130,875,535
SHARE TRANSACTIONS
Sale of shares	153,516	680,249
Reinvestment of distributions	–	320,916
Redemption of shares	(721,844)	(667,846)
Increase (Decrease) in Shares	(568,328)	333,319

(a) Undistributed net investment income	$528,010	$73

See Notes to Financial Statements.

6

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended June 30, 2018

			For the Years Ended December 31,

			2017		2016		2015		2014		2013
NET ASSET VALUE, Beginning of Period	$15.23		$14.26		$13.64		$14.13		$13.75		$10.80
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.10		0.13		0.08		0.07		0.05
Net realized and unrealized gain (loss)	(0.55)		1.48		0.70		(0.28)		1.00		3.71
Total from Investment Operations	(0.49)		1.58		0.83		(0.20)		1.07		3.76
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.09)		(0.13)		(0.08)		(0.07)		(0.05)
Net realized gain	–		(0.52)		(0.08)		(0.21)		(0.62)		(0.76)
Total Distributions to Shareholders	–		(0.61)		(0.21)		(0.29)		(0.69)		(0.81)
NET ASSET VALUE, End of Period	$14.74		$15.23		$14.26		$13.64		$14.13		$13.75
TOTAL RETURN	(3.22	)%(b)	11.07%		6.11%		(1.42)%		7.87%		35.13%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$118,290		$130,876		$117,849		$113,313		$117,051		$111,890
Ratios to Average Net Assets:
Net investment income	0.85	%(c)	0.64%		0.99%		0.57%		0.50%		0.41%
Net expenses	0.99	%(c)(d)	0.99	%(d)	0.99%		0.99	%(d)	0.99	%(d)	0.99%
Gross expenses	0.99	%(c)	0.99%		1.00	%(e)	0.98%		0.98%		1.01	%(e)
PORTFOLIO TURNOVER RATE	2	%(b)	14%		15%		17%		25%		28%

(a)	Calculated based on average shares outstanding during each period.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

7

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

8

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment Advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund’s average daily net assets. The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer,

9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2018

a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through April 30, 2019.

The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. As of June 30, 2018, $895 is subject to recapture by the Advisor.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2018, totaled $2,044,482 and $8,011,756, respectively.

Note 6. Federal Income Tax

As of June 30, 2018, cost for federal income tax purpose is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,840,047
Gross Unrealized Depreciation	(2,935,315)
Net Unrealized Appreciation	$40,904,732

As of December 31, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$73
Capital and Other Losses	(1,015,506)
Unrealized Appreciation	48,880,398
Total	$47,864,965

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

10

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$967.83	$4.83	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.
11

THE BEEHIVE FUND

P.O Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, Maine 04101

www.foreside.com

237-SAR-0618

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	August 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	August 20, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 20, 2018